Exhibit 99.1

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The accompanying unaudited pro forma balance sheet as of June 30, 2003 gives effect to the reorganization, including the issuance of $900.0 million of notes and the application of the proceeds as if the reorganization had occurred on June 30, 2003. The accompanying unaudited pro forma statement of operations for the six months ended June 30, 2003 and for the year ended December 31, 2002 gives effect to those transactions as though they had occurred on January 1, 2002.

     The pro forma adjustments are based on available information and upon certain assumptions we believe are reasonable under the circumstances.

     The pro forma adjustments relate solely to the contemplated reorganization transactions. During 2002, American Cellular recognized an impairment of goodwill of approximately $800.9 million. This cost is not directly associated with the transactions contemplated by the reorganization. Had the contemplated reorganization occurred as of January 1, 2002, this goodwill impairment amount may have been different. Also during June 2003, we completed a property exchange with AT&T Wireless. The gain from that transaction ($27.5 million, net of tax) and the income from discontinued operations of $3.6 million are not included in the accompanying pro forma financial statements. Additionally, the results of operations only include the acquired Alaska properties for the period that the properties were owned. Had the property exchange occurred as of January 1, 2002, the results may have been different.

     THESE UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF DOBSON COMMUNICATIONS CORPORATION HAD THE REORGANIZATION BEEN CONSUMMATED ON THE
RESPECTIVE  DATES  INDICATED  AND  ARE  NOT  INTENDED  TO BE  PREDICTIVE  OF THE
FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF DOBSON COMMUNICATIONS CORPORATION AT ANY FUTURE DATE OR FOR ANY FUTURE PERIOD.

                                         Dobson Communications Corporation and Subsidiaries
                                      Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                                        As of June 30, 2003
                                                    Dobson               Adjusted
                                                Communications           American              Pro Forma
                                                  Corporation            Cellular (1)         Adjustments              Total
                                                  -----------            ----------           -----------              -----
ASSETS
Current assets, net of restricted investments  $   358,953,630        $    78,652,905       $   (48,707,143) (2)   $   388,899,392
Restricted investments                              10,860,139              4,148,988                  -                15,009,127
Property, plant and equipment                      318,181,858            184,787,573                  -               502,969,431
Goodwill                                            43,329,974            735,211,970                  -               778,541,944
Cellular license acquisition cost                1,128,273,210            569,168,796                  -             1,697,442,006
Deferred financing costs                            45,101,591             15,300,000                  -                60,401,591
Other intangibles                                   12,211,746             15,695,125                  -                27,906,871
Other assets                                        27,140,466                585,139                  -                27,725,605
                                               ---------------        ---------------       ---------------        ---------------

     Total Assets                              $ 1,944,052,614        $ 1,603,550,496       $   (48,707,143)       $ 3,498,895,967
                                               ===============        ===============       ===============        ===============

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current liabilities                            $   204,524,283        $    57,519,463       $          -           $   262,043,746
Long-term debt, net of current portion           1,175,410,214            912,491,166                  -             2,087,901,380
Deferred tax liabilities                           130,910,967            162,947,283                  -               293,858,250
Minority interests                                   7,430,265                 -                       -                 7,430,265
Other non-current liabilities                          387,642                 -                       -                   387,642
Existing preferred stock                           524,900,460                 -                       -               524,900,460
New preferred stock                                       -                    -                121,766,883            121,766,883
Stockholders' (deficit) equity                     (99,511,217)           470,592,584          (170,474,026) (4)       200,607,341
                                               ---------------        ---------------       ---------------        ---------------
     Total liabilities and stockholders'
       (deficit) equity                        $ 1,944,052,614        $ 1,603,550,496       $   (48,707,143)       $ 3,498,895,967
                                               ===============        ===============       ===============        ===============


                 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

                                                 Dobson Communications Corporation
                                      Unaudited Pro Forma Consolidated Statement of Operations
                                                   Six Months Ended June 30, 2003
                                                       Dobson               Adjusted
                                                   Communications           American            Pro Forma
                                                     Corporation            Cellular (1)       Adjustments           Total
                                                     -----------            ------------       -----------           -----
Operating Revenue:
  Service revenue                                 $   180,918,704        $   153,295,153     $       -           $   334,213,857
  Roaming revenue                                      99,825,737             62,397,978             -               162,223,715
  Equipment sales and other                            11,590,558              7,733,341             -                19,323,899
                                                  ---------------        ---------------     ---------------     ---------------
     Total operating revenue                          292,334,999            223,426,472             -               515,761,471
                                                  ---------------        ---------------     ---------------     ---------------
Operating Expenses:
  Cost of services                                     68,577,607             48,423,346             -               117,000,953
  Cost of equipment                                    18,979,020             18,090,810             -                37,069,830
  Marketing and selling                                29,805,151             24,832,432             -                54,637,583
  General and administrative                           35,356,401             34,946,957             -                70,303,358
  Depreciation and amortization                        43,582,555             34,577,058             -                78,159,613
                                                  ---------------        ---------------     ---------------     ---------------
     Total operating expenses                         196,300,734            160,870,603             -               357,171,337
                                                  ---------------        ---------------     ---------------     ---------------
Operating Income                                       96,034,265             62,555,869             -               158,590,134
                                                  ---------------        ---------------     ---------------     ---------------
Interest expense                                      (48,732,374)           (46,856,250)            -               (95,588,624)
  Other income (expense)                                4,496,447               (596,223)            -                 3,900,224
                                                  ---------------        ---------------     ---------------     ---------------
Income  before  minority  interests and income
taxes                                                  51,798,338             15,103,396             -                66,901,734

Minority interests in income of subsidiaries           (3,404,820)                 -                 -                (3,404,820)
                                                  ---------------        ---------------     ---------------     ---------------
Income before income taxes                             48,393,518             15,103,396             -                63,496,914

Income tax provision                                  (18,388,416)            (6,041,431)            -               (24,429,847)
                                                  ---------------        ---------------     ---------------     ---------------
Income from continuing operations                      30,005,102              9,061,965             -                39,067,067
                                                  ---------------        ---------------     ---------------     ---------------
Dividends on preferred stock                          (40,542,872)                 -              (2,187,500)(2)     (42,730,372)

Gain on redemption of preferred stock                 219,878,697                  -                 -               219,878,697
                                                  ---------------        ---------------     ---------------     ---------------
Income from continuing operations
  applicable to common stockholders               $   209,340,927        $     9,061,965     $    (2,187,500)    $   216,215,392
                                                  ===============        ===============     ===============     ===============

Weighted Average Shares Outstanding                    90,183,364                                 43,889,735 (3)     134,073,099
                                                  ===============        ===============     ===============     ===============
Income from continuing operations
  applicable to common stockholders (per share)   $          2.32                                                $          1.61
                                                  ===============                                                ===============

                   See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.


                                                 Dobson Communications Corporation
                                      Unaudited Pro Forma Consolidated Statement of Operations
                                                    Year Ended December 31, 2002

                                                   Dobson               Adjusted
                                               Communications           American               Pro Forma
                                                 Corporation            Cellular (1)          Adjustments           Total
                                                 -----------            ------------          -----------           -----
Operating Revenue:
  Service revenue                             $   342,499,517        $   302,144,063       $       -           $   644,643,580
  Roaming revenue                                 201,210,561            135,147,615               -               336,358,176
  Equipment sales and other                        18,195,154             15,537,979               -                33,733,133
                                              ---------------        ---------------       -------------       ---------------
     Total operating revenue                      561,905,232            452,829,657               -             1,014,734,889
                                              ---------------        ---------------       -------------       ---------------
Operating Expenses:
  Cost of services                                149,068,930            110,412,273               -               259,481,203
  Cost of equipment                                42,143,280             34,205,796               -                76,349,076
  Marketing and selling                            67,560,896             57,623,167               -               125,184,063
  General and administrative                       72,412,774             70,290,928               -               142,703,702
  Depreciation and amortization                    80,050,539             66,745,545               -               146,796,084
                                              ---------------        ---------------       -------------       ---------------
     Total operating expenses                     411,236,419            339,277,709               -               750,514,128
                                              ---------------        ---------------       -------------       ---------------

Operating Income                                  150,668,813            113,551,948               -               264,220,761
                                              ---------------        ---------------       -------------       ---------------
  Interest expense                               (112,647,600)           (93,612,500)              -              (206,260,100)
  Goodwill impairment                                    -              (800,893,860)              -              (800,893,860)
  Gain from extinguishments of debt                 2,201,755                    -                 -                 2,201,755
  Other (expense) income                           (1,684,812)             1,387,501               -                  (297,311)
                                              ---------------        ---------------       -------------       ---------------
Income (loss) before minority interests
  and income taxes                                 38,538,156           (779,566,911)              -              (741,028,755)

Minority    interests    in    income   of
subsidiaries                                       (6,520,636)                   -                 -                (6,520,636)

Loss from investment in joint venture            (184,380,882)                   -           184,380,882 (2)              -
                                              ---------------        ---------------       -------------       ---------------
Loss before income taxes                         (152,363,362)          (779,566,911)        184,380,882          (747,549,391)

Income tax benefit (provision)                     47,867,733             (4,973,234)        (70,064,735)(3)      (27,170,236)
                                              ---------------        ---------------       -------------       ---------------
Loss from continuing operations                  (104,495,629)          (784,540,145)        114,316,147          (774,719,627)
                                              ---------------        ---------------       -------------       ---------------
Dividends on preferred stock                      (94,451,055)                   -            (8,750,000)(4)   (103,201,055)

Excess of carrying value over repurchase
  price of preferred stock                         70,323,789                    -                 -                70,323,789
                                              ---------------        ---------------       -------------       ---------------
Loss from continuing operations
  applicable to common stockholders           $  (128,622,895)       $  (784,540,145)      $ 105,566,147       $  (807,596,893)
                                              ===============        ===============       =============       ===============

Weighted Average Shares Outstanding                90,671,688                                 43,889,735 (5)       134,561,423
                                              ===============                              =============       ===============

Loss from continuing operations
  applicable to common stockholders
  (per share)                                 $         (1.42)                                                 $         (6.00)
                                              ===============                                                  ===============


                   See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                        DOBSON COMMUNICATIONS CORPORATION

                          NOTES TO UNAUDITED PRO FORMA
                   CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Unaudited Pro Forma Consolidated Condensed Balance Sheet

     The Unaudited Pro Forma Consolidated Condensed Balance Sheet includes estimated pro forma adjustments necessary to give effect to the Exchange Offer as if it had occurred on June 30, 2003. The pro forma adjustments are preliminary and are based upon current assessments of fair value.

     The pro forma adjustments to the Unaudited Pro Forma Consolidated Condensed Balance Sheet are described as follows:

          (1) Represents the balances from American Cellular Corporation's Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2003, which are set forth below.

          (2) Represents Dobson's cash investment in American Cellular.

          (3) Issuance of $121.8 million in aggregate liquidation preference of convertible preferred stock.

          (4) Issuance of $300.1 million of Dobson Communications class A common stock, net of the elimination of the $470.6 million investment in American Cellular as a result of the reorganization and subsequent consolidation.

Unaudited Pro Forma Consolidated Statements of Operations

     The Unaudited  Pro Forma  Consolidated  Statements  of  Operations  include
adjustments   necessary  to  give  effect  to  the  Exchange  Offer  as  if  the transactions had been consummated on January 1, 2002.

     The pro forma adjustments for the six months ended June 30, 2003 are summarized as follows:

          (1) Represents the pro forma results of operations of American Cellular Corporation for the six month period ended June 30, 2003, which are set forth below.

          (2) To reflect the dividends on the new issuance of convertible preferred stock.

          (3) To reflect the new issuance of 43.9 million shares of Dobson Communications class A common stock.

     The pro forma adjustments for the year ended December 31, 2002 are summarized as follows:

          (1) Represents the pro forma results of operations of American Cellular Corporation for the year ended December 31, 2002, which are set forth below.

          (2) Removes the impact of the loss from American Cellular previously recognized by Dobson under the equity method of accounting for an unconsolidated subsidiary.

          (3) To reflect the tax effect of the pro forma adjustments.

          (4) To reflect the dividends on the new issuance of convertible preferred stock.

          (5) To reflect the new issuance of 43.9 million shares of Dobson Communications class A common stock.

                                             American Cellular Corporation
                                Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                                  As of June 30, 2003
                                                                 American
                                                                 Cellular            Pro Forma
                                                                Corporation         Adjustments              Total
                                                                -----------         -----------              -----
ASSETS

Current assets, net of restricted investments               $      76,652,905    $    2,000,000  (1)    $   78,652,905
Restricted investments                                              4,148,988              -                 4,148,988
Property, plant and equipment                                     184,787,573              -               184,787,573
Goodwill                                                          285,107,091       450,104,879  (2)       735,211,970
Cellular license acquisition cost                                 569,168,796              -               569,168,796
Deferred financing costs                                           37,863,495       (22,563,495) (3)        15,300,000
Other intangibles                                                  15,695,125              -                15,695,125
Other assets                                                          585,139              -                   585,139
                                                            -----------------    --------------         --------------
     Total Assets                                           $   1,174,009,112    $  429,541,384         $1,603,550,496
                                                            =================    ==============         ==============

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current liabilities                                         $      68,365,513    $  (10,846,050) (4)    $   57,519,463
Long-term debt, current portion                                 1,558,820,277    (1,558,820,277) (5)              -
Long-term debt, net of current                                           -          912,491,166  (5)       912,491,166
Deferred tax liabilities                                           42,947,283       120,000,000  (6)       162,947,283
Preferred stock                                                    35,000,000       (35,000,000) (7)               -
Stockholders' (deficit) equity                                   (531,123,961)    1,001,716,545  (8)       470,592,584
                                                            -----------------    --------------         --------------
     Total liabilities and stockholders' (deficit) equity   $   1,174,009,112    $  429,541,384         $1,603,550,496
                                                            =================    ==============         ==============

                   See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                                           American Cellular Corporation
                              Unaudited Pro Forma Consolidated Statement of Operations
                                           Six Months Ended June 30, 2003
                                                           American
                                                           Cellular             Pro Forma
                                                         Corporation           Adjustments              Total
                                                         -----------           -----------              -----
Operating Revenue:
  Service revenue                                    $     153,295,153      $          -         $     153,295,153
  Roaming revenue                                           62,397,978                 -                62,397,978
  Equipment sales and other                                  7,733,341                 -                 7,733,341
                                                     -----------------      ---------------      -----------------
     Total operating revenue                               223,426,472                 -               223,426,472
                                                     -----------------      ---------------      -----------------
Operating Expenses:
  Cost of services                                          48,423,346                 -                48,423,346
  Cost of equipment                                         18,090,810                 -                18,090,810
  Marketing and selling                                     24,832,432                 -                24,832,432
  General and administrative                                34,946,957                 -                34,946,957
  Depreciation and amortization                             34,577,058                 -                34,577,058
                                                     -----------------      ---------------      -----------------
     Total operating expenses                              160,870,603                 -               160,870,603
                                                     -----------------      ---------------      -----------------

Operating Income                                            62,555,869                 -                62,555,869
                                                     -----------------      ---------------      -----------------
  Interest expense                                         (62,464,523)          15,608,273 (1)        (46,856,250)
  Other expense                                               (596,223)                -                  (596,223)
                                                     -----------------      ---------------      -----------------
(Loss) income before income taxes                             (504,877)          15,608,273             15,103,396

Income tax benefit (provision)                                 201,878           (6,243,309)(2)         (6,041,431)
                                                     -----------------      ---------------      -----------------
(Loss) income from continuing operations                      (302,999)           9,364,964              9,061,965
                                                     -----------------      ---------------      -----------------
Dividends on preferred stock                                (2,545,617)           2,545,617 (3)                -
                                                     -----------------      ---------------      -----------------
(Loss) income from continuing operations
  applicable to common stockholders                  $      (2,848,616)   $      11,910,581      $       9,061,965
                                                     =================    =================      =================

Weighted Average Shares Outstanding                                100                  250 (4)                350
                                                     =================    =================      =================
Loss (income) from continuing operations
  applicable to common stockholders (per share)      $         (28,486)                          $          25,891
                                                     =================                           =================

                   See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.


                                           American Cellular Corporation
                              Unaudited Pro Forma Consolidated Statement of Operations
                                            Year Ended December 31, 2002
                                                         American
                                                         Cellular                Pro Forma
                                                       Corporation              Adjustments              Total
                                                       -----------              -----------              -----
                                                            (dollars in thousands, except per share amounts)
Operating Revenue:
  Service revenue                                   $     302,144,063        $          -         $     302,144,063
  Roaming revenue                                         135,147,615                   -               135,147,615
  Equipment sales and other                                15,537,979                   -                15,537,979
                                                    -----------------        ---------------      -----------------

     Total operating revenue                              452,829,657                   -               452,829,657
                                                    -----------------        ---------------      -----------------
Operating Expenses:
  Cost of services                                        110,412,273                   -               110,412,273
  Cost of equipment                                        34,205,796                   -                34,205,796
  Marketing and selling                                    57,623,167                   -                57,623,167
  General and administrative                               70,290,928                   -                70,290,928
  Depreciation and amortization                            66,745,545                   -                66,745,545
                                                    -----------------        ---------------      -----------------
     Total operating expenses                             339,277,709                   -               339,277,709
                                                    -----------------        ---------------      -----------------
Operating Income                                          113,551,948                   -               113,551,948
                                                    -----------------        ---------------      -----------------
  Interest expense                                       (142,003,848)            48,391,348 (1)        (93,612,500)
  Impairment of goodwill                                 (800,893,860)                  -              (800,893,860)
  Other income                                              1,387,501                   -                 1,387,501
                                                    -----------------        ---------------      -----------------
Loss before income taxes                                 (827,958,259)            48,391,348           (779,566,911)

Income tax benefit (provision)                             14,383,305            (19,356,539)(2)         (4,973,234)
                                                    -----------------        ---------------      -----------------
Loss from continuing operations                          (813,574,954)            29,034,809           (784,540,145)
                                                    -----------------        ---------------      -----------------
Dividends on preferred stock                               (4,661,236)             4,661,236 (3)               -
                                                    -----------------        ---------------      -----------------
Loss from continuing operations applicable
  to common stockholders                            $    (818,236,190)       $    33,696,045      $    (784,540,145)
                                                    =================        ===============      =================

Weighted Average Shares Outstanding                               100                    250 (4)                350
                                                    =================        ===============      =================
Loss from continuing operations applicable
  to common stockholders (per share)                $      (8,182,362)                           $       (2,241,543)
                                                    =================                             =================

                   See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                          AMERICAN CELLULAR CORPORATION

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Condensed Balance Sheet

     The Unaudited Pro Forma Consolidated Condensed Balance Sheet includes estimated pro forma adjustments necessary to give effect to the Exchange Offer as if it had occurred on June 30, 2003.

     The pro forma adjustments to the Unaudited Pro Forma Consolidated Condensed Balance Sheet are described as follows:

          (1) Represents the $866.3 million of proceeds, net of all estimated transaction fees and expenses, from the new notes, less the $864.3 million to pay off American Cellular's senior credit facility as of June 30, 2003.

          (2) Represents the excess fair value from the transaction.

          (3) Elimination of $39.4 million of deferred financing costs relating to previous borrowings and the addition of $15.3 million of deferred financing costs related to the issuance of the new notes.

          (4) Addition of $10.0 million of accrued acquisition costs, offset by the elimination of $11.5 million of accrued interest and $9.3 million of dividends relating to previous debt and preferred stock.

          (5) Payment of $864.3 million of debt under American Cellular's senior credit facility and cancellation of $681.9 million of outstanding existing notes, replaced with $900.0 million of new notes. This also includes the portion of the remaining existing notes that are reclassified as long-term.

          (6)   Additional   deferred   tax   liability   resulting   from   the
     reorganization.

          (7) Elimination of $35.0 million of American Cellular's preferred stock issued to Dobson Communications.

          (8) Represents the $470.6 million of equity in American Cellular from the issuance of Dobson Communications class A common stock, Series F convertible preferred stock and cash from Dobson Communications or its subsidiaries in exchange for the cancellation of $681.9 million of notes.

Unaudited Pro Forma Consolidated Statements of Operations

     The Unaudited  Pro Forma  Consolidated  Statements  of  Operations  include
adjustments   necessary  to  give  effect  to  the  Exchange  Offer  as  if  the transactions had been consummated on January 1, 2002.

     The pro forma adjustments for the six months ended June 30, 2003 are summarized as follows:

          (1) To reflect:

               o an elimination of $32.5 million of interest expense associated with the retirement of $681.9 million aggregate principal amount of the existing notes;

               o an elimination of $25.9 million of interest expense associated with paying off the $864.3 million debt outstanding under American Cellular's senior credit facility;

               o the addition of $45.0 million of interest expense associated with the issuance of the new notes;

               o the elimination of $3.1 million of interest expense associated with the amortization of deferred financing costs related to American Cellular's senior credit facility and the existing notes; and

               o the addition of $0.9 million of interest expense associated with the amortization of deferred financing costs related to the new notes.

          (2) To reflect the 40% tax effect of the pro forma adjustments.

          (3) To reflect the elimination of $2.5 million of dividends from American Cellular's preferred stock.

          (4) To reflect the cancellation of 100 shares of common stock and the issuance of 350 shares of common stock as part of the reorganization.

     The pro forma adjustments for the year ended December 31, 2002 are summarized as follows:

          (1) To reflect:

               o an elimination of $64.8 million of interest expense associated with the retirement of $681.9 million aggregate principal amount of the existing notes;

               o an elimination of $49.2 million of interest expense associated with paying off the $879.6 million debt outstanding under American Cellular's senior credit facility;

               o the addition of $90.0 million of interest expense associated with the issuance of the new notes;

               o the elimination of $5.7 million of interest expense associated with the amortization of deferred financing costs related to American Cellular's senior credit facility and existing notes;

               o the addition of $1.9 million of interest expense associated with the amortization of deferred financing costs related to the new notes; and

               o an elimination of $20.6 million of interest expense associated with American Cellular's interest rate hedges on its credit facility.

          (2) To reflect the 40% tax effect of the pro forma adjustments.

          (3) To reflect the elimination of $4.7 million of dividends on American Cellular's preferred stock.

          (4) To reflect the cancellation of 100 shares of common stock and the issuance of 350 shares of common stock as part of the reorganization.